Exhibit 99.2

Annual Meeting of Stockholders May 22, 2007 RICH TRADITION, BRIGHT FUTURE. 2006 ANNUAL REPORT FOX CHASE BANCORP, INC. FOX CHASE BANCORP, INC.

FOX CHASE BANCORP, INC. This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends, changes in interest rates, loss of deposits and loan demand to other financial institutions, substantial changes in financial markets; changes in real estate value and the real estate market, regulatory changes, possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the outcome of pending litigation, and market disruptions and other effects of terrorist activities. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the Securities and Exchange Commission.

Chairman of the Board Richard M. Eisenstaedt Chairman of the Board, Chairman of Nominating and Corporate Governance Committee

Thomas M. Petro President and CEO President and CEO

Today’s Presentation Year in Review Our History – Celebrating 140 years Our Strategic Focus Customers Employees Stockholders Community Our Financial Results

Year in Review Cease and Desist Order Terminated Reduced problem loans Opened three new locations Added commercial banking business line Recruited 19 seasoned business bankers Developed and launched 30 + new products Reorganized into a Mutual Holding Company structure Minority Stock Offering

Our History – Celebrating 140 years Fox Chase Bank Charter Established 1867 Historic Fox Chase Hotel 1867-1892

Our History – Celebrating 140 years 1892-1925 7935 Oxford Ave. 1925-1949 7940 Oxford Ave.

Our History – Rich TraditionBright Future Rhawn Street 1956 Rhawn Street 1949 Rhawn Street 2007

Our Branches

Our Mission Satisfy customers by delivering financial solutions they care about most Satisfy employees by creating a professional, supportive and challenging work environment that rewards results, fosters engagement and provides ownership opportunities Satisfy stockholders by delivering consistent year-over-year earnings growth Satisfy communities by being a good corporate citizen and through active financial and volunteer support

Our Corporate Culture Act in the best interest of our customers at all times Be courteous, helpful, and prepared Anticipate client’s needs Act with integrity Exercise unwavering commitment to our customers, employees, stockholders and communities Deliver results

Our Business Strategy Build profitable business and consumer relationships with an emphasis on growing checking accounts Increase business lending Increase income by expanding product offerings Expand the Bank’s footprint to circle Philadelphia Supplement organic growth with acquisitions

Our Business Strategy Customer Focus Leading relationship-based business bank focused on three segments of the market: Privately-held companies Professional Practices Real Estate Firms Leading relationship-based consumer bank focused on serving: Personal banking needs of business owners Families that have formed the backbone of Fox Chase Bank for 140 years

2006 Melior Group Telephone Survey +/- 5% significance Our Business Strategy Customer Focus 97% Customer Satisfaction 3% 16% 81% Very Satisfied Somewhat Satisfied Other

Objective: 1/3 Commercial; 1/3 Residential; 1/3 Consumer 2005 2006 Our Business Strategy Diversified Loan Portfolio Strategy 22% 17% 61% Residential Commercial Consumer 24% 58% 18% Residential Commercial Consumer

Our Business Strategy New Product Capabilities Your logo here

Our People Strategy Satisfied employees create satisfied customers that create satisfied stockholders Hire and retain the very best talent Provide opportunities to learn and grow Create a challenging and engaging environment Reward and recognize performance Think and act like business owners Have an equity stake in the company

Our Stockholder Strategy Create sustainable year-over-year earnings growth Build franchise value Pay dividends from to earnings growth

Our Community Strategy Active volunteer support and participation in community events Neighborhood Commitment Programs: Matching Gifts Program Corporate Giving Program Community Sponsorships

Marmora, NJ Mayor Richard Palumbo and Mr. Fox cut ribbon to open our 9th branch Marmora Opening Day Media Grand Opening Community

Fox Chase Bank employees team up for theHatboro Holiday Parade Bank officers win the Fox Chase Bank Eastern Cup to benefit the Templeton Honors College at Eastern University Community

Fox Chase Bank Charitable Foundation Approved by stockholders Funded with 135,000 shares of company stock and $150,000 Required to gift 5 percent of net assets annually Mission: Encourage business entrepreneurship and economic development Support artistic and cultural initiatives that enrich our communities Provide vital human services, access to safe and affordable housing or economic stimulus

Our Financial Results 2006 Financial Highlights

Financial Results $ Millions Total Assets $483 $367 $357 $330 $330 $47 $134 $37 $37 $40 $228 $47 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2004 2005 2006 Other Loans Investments Cash & Equivalents

Financial Results $ Millions Total Liabilities and Capital $30 $30 $30 $59 $64 $805 $682 $597 $126 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2004 2005 2006 Other Advances Equity Deposits

Financial Results Net Interest Margin 2.11% 2.05% 2.33% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2004 2005 2006

Our Financial Results Net Income $ Millions 2004 2005 2006 $3.63 $5.96 $(1.89) $(3.00) $(2.00) $(1.00) $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00

Our Financial Results Improving Loan Quality $ Millions Net Loans $317 $325 $347 $75 $9 $41 $91 0 100 200 300 400 500 2004 2005 2006 Pass Rated Pass Rated Sold Criticized/Classified

Our Financial Results Non-interest Bearing Checking $ Millions $41 $38 $29 $- $5 $10 $15 $20 $25 $30 $35 $40 $45 2004 2005 2006

Presentation Summary Year in Review Our History – Celebrating 140 years Our Strategic Focus Customers People Stockholders Community Our Financial Results

Presentation Summary Questions and Answers